UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2009

Kopin Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-19882	04-2833935
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 John Hancock Road

Taunton, MA 02780

(Address of principal executive offices) (Zip Code)

(508) 824-6696

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Kopin Corporation (the “Company”) with the Securities and Exchange Commission on August 4, 2009 (the “Original Form 8-K”), announcing the acquisition of certain shares of Kopin Taiwan Corporation (“KTC”). This Current Report on Form 8-K/A includes new Item 2.01, Completion of Acquisition or Disposition of Assets, and amends Item 9.01, Financial Statement and Exhibits, of the Original Form 8-K to include information about acquisition of shares of KTC and information regarding certain financial statements of KTC and the unaudited pro forma financial information in connection with the Company’s acquisition of shares in KTC. All of the other Items in the Original Form 8-K are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On July 30, 2009, the Company purchased 19,572,468 shares of KTC common stock for approximately $5,975,000. The Company also agreed to purchase 128,226 shares of KTC from Microelectronics Technology Inc. (“MTI”). On August 31, 2009, the Company completed its purchase of 128,226 shares of KTC from MTI for $300,000 in cash as consideration. As a result of these two transactions and the Company’s previous investments in KTC, the Company owns approximately 87% of the outstanding common stock of KTC. The remaining 13% will be held by other investors and employees of KTC. In conjunction with this financing, KTC agreed to repay the outstanding balance of the loans due to the Company from KTC in the aggregate amount of approximately $2,000,000. KTC subsequently repaid the loans.

As a result of the Company’s increased ownership position in KTC, on a going forward basis the Company plans consolidate KTC’s financial statements with the Company’s own financial statements.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company plans to file the historical financial statements of KTC as required by Rule 305 of Regulation S-X via an amendment to this Current Report on Form 8-K/A within 75 days of July 30, 2009.

(b) Pro Forma Financial Information.

The Company plans to file the pro forma financial information as required by Article 11 of Regulation S-X via an amendment to this Current Report on Form 8-K/A within 75 days of July 30, 2009.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 4, 2009, announcing Kopin Corporation’s financial results for the second quarter ended June 27, 2009 (filed as an Exhibit 99.1 to the Current Report on Form 8-K filed on August 4, 2009 and incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kopin Corporation
(Registrant)

Date: September 4, 2009

/s/ Richard Sneider
(Signature)
Name: Richard Sneider
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated August 4, 2009 entitled “Kopin Reports Second-Quarter 2009 Financial Results” (filed as an Exhibit 99.1 to the Current Report on Form 8-K filed on August 4, 2009 and incorporated herein by reference)